MS P-1 07/09

SUPPLEMENT DATED JULY 23, 2009

TO THE PROSPECTUS

DATED MAY 1, 2009 OF

FRANKLIN MUTUAL SERIES FUNDS

(Mutual Beacon Fund, Mutual European Fund, Mutual Financial Services Fund, Mutual Global Discovery Fund, Mutual International Fund, Mutual Quest Fund, Mutual Shares Fund)

The Prospectus is amended as follows:

I.      For each of Mutual Beacon Fund, Mutual Global Discovery Fund, Mutual Quest Fund and Mutual Shares Fund, the second paragraph on page 4 under the "Goals and Strategies – Main Investment Strategies" section of the Prospectus is replaced is replaced with the following:

Each Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts and currency futures contracts (including currency index futures contracts) when, in the manager’s opinion, it would be advantageous to the Fund to do so. Each Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives (together, “Hedging Instruments”).

II.    For Mutual Financial Services Fund, the fourth paragraph on page 23 under the "Goals and Strategies – Main Investment Strategies" section of the Prospectus is replaced with the following:

The Fund may invest in foreign securities without limit. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts and currency futures contracts (including currency index futures contracts) when, in the manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives (together, “Hedging Instruments”).

III.  For Mutual European Fund and Mutual International Fund, the third and fourth sentences in the third paragraph on page 35 under the "Goals and Strategies – Main Investment Strategies" section are replaced with the following:

The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts and currency futures contracts (including currency index futures contracts) when, in the manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives (together, “Hedging Instruments”).

IV.    The section under “More Information on Investment Policies, Practices and Risks - Derivative Securities” is replaced with the following:

The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts and currency futures contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund’s use of a currency hedging program may result in lower returns than if no currency hedging program were in effect.

The Fund may also attempt, from time to time, to hedge against market risks by using derivative investments, which may include purchasing put options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

Currency contracts are considered derivative investments, because their value and performance depend, at least in part, on the value of an underlying asset. The Fund’s investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party (particularly with respect to forward foreign currency exchange contracts), or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivative holdings. The Fund’s liquidity may also be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.

Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the manager elects not to do so due to availability, cost or other factors.

Please keep this supplement for future reference.

MS SA-2 07/09

SUPPLEMENT DATED JULY 23, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2009 OF

FRANKLIN MUTUAL SERIES FUNDS

(Mutual Beacon Fund, Mutual European Fund, Mutual Financial Services Fund, Mutual Global Discovery Fund, Mutual International Fund, Mutual Quest Fund, Mutual Shares Fund)

The Statement of Additional Information is amended as follows:

I. For each of Mutual Beacon Fund, Mutual Financial Services Fund, Mutual Global Discovery Fund, Mutual Quest Fund and Mutual Shares Fund, the following is added to the "Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks" section:

Asset-backed securities The Fund may invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases and other assets. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. The rate of principal payment on asset-backed securities generally depend on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. The Fund’s return on an investment in asset-backed securities for which automobile receivables are the underlying assets may be affected by early pre-payment of principal on the underlying vehicle sales contracts. The issuer of asset-backed securities may be prevented from realizing the full amount due on an automobile sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of bankruptcy and insolvency laws, or other factors. As a result, the Fund may experience delays in payments or losses.

II. For each of Mutual Beacon Fund, Mutual Financial Services Fund, Mutual Global Discovery Fund, Mutual Quest Fund and Mutual Shares Fund, "Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Borrowing" section is replaced with the following:

Borrowing   Under the 1940 Act and the SEC’s current rules, exemptions and interpretations thereunder, the Fund may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Under the 1940 Act, the Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Borrowing under the TALF Program.  The Fund may participate in the Term Asset-Backed Securities Loan Facility (“TALF”) provided by the Federal Reserve Bank of New York (the “NY Fed”). Under the TALF lending program (the “TALF Program”), the NY Fed provides non-recourse funding to eligible borrowers, such as the Funds, to purchase “TALF Eligible Securities.” TALF Eligible Securities currently include certain AAA-rated asset-backed securities backed by newly and recently originated automobile loans, credit card loans, student loans and SBA-guaranteed small business loans as well as certain commercial mortgage-backed securities and securities backed by insurance premium finance loans. The specifics of what constitute TALF Eligible Securities are set forth from time to time in the TALF Loan Facility Terms and Conditions published from time to time by the NY Fed. Under the TALF Program, the Fund is able to borrow from the NY Fed, on a non-recourse basis, to purchase TALF Eligible Securities by paying up-front a haircut amount (the amount of which is set from time to time by the NY Fed) that ranges generally from 5 to 15% of the TALF Eligible Security, pledging such TALF Eligible Security as collateral for such loan, and paying certain administrative and other fees. The term of TALF loans are generally three or five years depending upon the type of collateral pledged by the Fund. The interest and principal paid on the collateral is received on behalf of the NY Fed, and amounts remaining after payment of interest and principal then due on the loan are remitted to the Fund. The Fund remains responsible for any principal loss on a TALF Eligible Security purchased by the Fund. If, however, the Fund determines that the principal loss is in an amount equal to or greater than the Fund’s haircut for the related TALF loan, the Fund may choose to exercise its rights under the TALF Program to put such TALF Eligible Security back to the NY Fed in complete satisfaction of the Fund’s obligations under the related TALF loan. Thus, a Fund will not be at risk, except in very limited circumstances, for losses in excess of its haircut because of the non-recourse nature of the TALF loans and the Fund’s ability to put back the collateral to cancel the loan.

A borrowing by the Fund under the TALF Program is subject to similar risks associated with borrowings from banks as described above under “Borrowing.” However, pursuant to a no-action letter issued by the Staff of the SEC to the funds within Franklin Templeton Investments, in lieu of complying with the 300% asset coverage requirements of Section 18 of the 1940 Act, a Fund need only segregate, on its books or the books of its custodian, liquid assets in an amount equal to the outstanding principal and interest due on the TALF loan. Thus, the combination of this asset segregation requirement and the pledge of TALF Eligible Securities ensure that the Fund’s borrowing under the TALF Program will, in effect, have asset coverage of at least 200%. Borrowing under the TALF Program also may cause the Fund to incur costs, in addition to the interest due, including an administrative fee imposed by the NY Fed (currently between 5 and 20 bps) and certain other fees that may be charged by the primary dealers.

While not anticipated, should the periodic interest and principal payments due on a TALF loan exceed the amounts received on the pledged TALF Eligible Security, the Fund may be required to pay such additional amounts from its other portfolio assets which could cause the Fund to sell other securities or investments at times when it might not otherwise choose to do so. In addition, in some instances, the Fund may be deemed to have earned income on the pledged collateral that must be paid out to shareholders under applicable Federal tax regulations without receiving cash sufficient to make such distributions. The Fund has also agreed not to exercise or refrain from exercising any vote, consent or waiver rights under a TALF Eligible Security without consent of the NY Fed.

With respect to a Fund’s investment policy relating to investments in illiquid securities, during those times, if any, when a TALF Eligible Security subject to a loan is considered to be an “illiquid security,” the Fund will count as illiquid only the amount by which the fair value of such security exceeds the amount of the TALF loan.

III. For each of Mutual Beacon Fund, Mutual European Fund, Mutual Financial Services Fund, Mutual Global Discovery Fund, Mutual International Fund, Mutual Quest Fund and Mutual Shares Fund, the fourth and fifth sentences under the "Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Derivative transactions" section are replaced with the following:

When pursuing these hedging strategies with respect to currency exchange rate risks, the Funds will primarily engage in forward foreign currency exchange contracts and currency futures contracts (including currency index futures contracts).

IV. For each of Mutual Beacon Fund, Mutual European Fund, Mutual Financial Services Fund, Mutual Global Discovery Fund, Mutual International Fund, Mutual Quest Fund and Mutual Shares Fund,

under the “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Derivative transactions - Futures” section is replaced with the following:

Futures contracts. Generally, a futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.

The underlying items to which futures contracts may relate include foreign currencies, interest rates, bond indices, and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

The Fund may buy and sell futures contracts on United States and foreign exchanges. Futures contracts in the United States have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts. The Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which the Fund is excluded from the definition of a “commodity pool operator.” The Fund has claimed an exclusion from the definition of a “commodity pool operator,” and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that currently ranges from 1.5% to 5.0% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying instrument or asset subject to the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any amount in excess of the margin amount; if the Fund has a loss of less than the margin amount, the difference is returned to the Fund; or if the Fund has a gain, the margin amount is returned to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract.

Risks. A purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying asset(s) on which the futures contract is based and movements in the prices of the assets sought to be hedged. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract.

If the manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds. Similarly, if the Fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the Fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying instrument and the prices in the futures market are subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument or asset. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying commodity, currency or securities index by the manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on foreign exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight. The price of any foreign futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the foreign exchange rate between the time a particular transaction is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The manager does not believe that these trading and positions limits will have an adverse impact on the Fund’s investment strategies.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Please keep this supplement for future reference.